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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 28, 2002


                               CEC PROPERTIES, INC
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            0-188                                    13-1919940
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    (Commission File Number)            (I.R.S. Employer Identification No.)


      1500 W. BALBOA BOULEVARD, SUITE 201, NEWPORT BEACH, CALIFORNIA 92663
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    (Address of Principal Executive Offices)               (Zip Code)


                                 (949) 673-2282
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              (Registrant's Telephone Number, Including Area Code)

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Item 1.  Change in control of registrant

Item 2.  Acquisition or disposition of assets

On July 9, 2002 the registrant issued a press release, a copy of which is attached hereto as Exhibit (1), announcing, among other items, the sale of its wholly owned subsidiary, Classic Golf Management, Inc and its subsidiary, Classic Golf Shops, Inc. The transaction was effective as of May 31, 2002, and completed on June 28, 2002, when the subsidiary was sold to Cherokee Golf, LLC
(CG) an entity controlled by a group of investors that includes Tom Quinn and Milton Abell. Mr. Quinn is a former vice president of CEC Properties, Inc. and Mr. Abell has been the manager of Classic Golf, since its acquisition in prior years by the registrant. The sale was completed for total consideration of $225,000. Under terms of the agreement a payment of $100,000.00 was paid at closing with the balance of $125,000.00 paid pursuant to the following terms of a secured promissory note ("Note") from CG: Five payments of $25,000.00 each, payable on the tenth day of the beginning of each calendar quarter beginning October 10, 2002, with the final payment being due and payable on October 10, 2003. Additional terms and conditions exist. A copy of the entire agreement is attached hereto as Exhibit (2).

Also announced in the press release is the registrant's formation of a new wholly owned subsidiary, Global Trends Sales & Distribution, Inc. This transaction, as announced, discloses the registrant's plan to divest itself of its core business in the golfing industry and restructure itself in the computer software industry.

Item 3.  Bankruptcy or receivership

Item 4.  Changes in registrant's certifying accountant

Item 5.  Other Events.

The registrant announced in the press release attached as Exhibit (1) that Charles Packard was named President of CEC Properties, Inc. replacing Paul Balalis. Mr. Balalis remains Chairman of the Board and Chief Executive Officer. Mr. Packard has been a member of the registrant's Board of Directors since 1994.

Item 6.  Resignations of registrant's directors

Item 7.  Financial Statements and Exhibits

Item 8.  Change in fiscal year

Item 9.  Change in security ratings





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CEC Properties, Inc.
                                  ---------------------------------------
                                  (Registrant)

Dated: July 9, 2002               By:     /s/ Paul Balalis
                                          ------------------------------
                                  Name:   Paul Balalis
                                  Title:  Chief Executive Officer



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                                   Exhibit (1)

CEC PROPERTIES, INC. ANNOUNCES SALE OF GOLF BUSINESS AND FORMATION OF NEW ENTITY COMPANY NAMES CHARLES PACKARD PRESIDENT AND CHIEF OPERATING OFFICER
================================================================================

TUESDAY, JULY 9, 2002 (NEWPORT BEACH, CA) - CEC Properties, Inc. (CECI.PK) announced today a change in its core business activities with the sale of its wholly owned subsidiary, Classic Golf Management, Inc. and its subsidiary, and the formation of a new wholly owned subsidiary named Global Trends Sales & Distribution, Inc. (GTSD).

The company's Board of Directors has approved the divestiture of all golf industry related business activity and has entered into the sale and distribution of low-priced computer software designed for home and small business use. These actions mark a complete shift in the company's core business, which, for the past five years, had been involved in the golfing industry.

Paul Balalis, company CEO, said Classic Golf Management, Inc. was sold to a group of investors that included Milton Abell and Tom Quinn. Mr. Abell has been the manager of Classic Golf and Mr. Quinn is a former vice president of CEC Properties, Inc. The terms of the sale call for an immediate cash payment of $100,000, the cancellation of CEC stock owned by those managers and a note for $125,000 payable to CEC over the next five quarters.

Also, according to Mr. Balalis, the company has funded a new subsidiary, Global Trends Sales & Distribution Inc. (GTSD), which markets and sells Multi-Media Distribution Business Opportunities (BizOp) to entrepreneurs who want to operate their own home-based business. Established BizOp independent distributors are provided with access to a variety of multi-media product lines (PC, Mac and Console Games) from some of the top ranked suppliers and publishers in today's marketplace. GTSD has contracted with these suppliers, to offer volume discount pricing to the distributors, which allows them to buy low and sell high on a continual basis direct from the authorized suppliers.

The board also announced the appointment of Charles Packard as President and Chief Operating Officer of CEC Properties, Inc. Mr. Packard has been a board member since 1994. Paul Balalis will remain Chairman of the Board and Chief Executive Officer. Both Mr. Packard and Mr. Balalis stated that one of the priorities of the company is to bring all required SEC filings current as soon as possible. The company ran behind on its filings when it failed to have its financial reports audited and/or reviewed as required by SEC rules.

(The statements which are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to, the effect of economic conditions, the impact of competition, the results of financing efforts, changes in consumer preferences and trends and other risks.)



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                                   Exhibit (2)

                            STOCK PURCHASE AGREEMENT

                   AGREEMENT FOR THE PURCHASE OF ALL STOCK OF
                        CLASSIC GOLF MANAGEMENT, INC. AND
                            CLASSIC GOLF SHOPS, INC.
                              BY CHEROKEE GOLF LLC

1. This agreement shall set forth the terms for the stock sale by Seller CEC Properties, Inc. ("Seller") of all of the outstanding stock ("Stock") of Classic Golf Management, Inc and Classic Golf Shops, Inc. (collectively referred to hereinafter as "Classic") to Cherokee Golf LLC ("CG"). CG agrees to purchase the Stock for a total consideration of $225,000.00

2. The Purchase Price shall be paid as follows: $100,000.00 at closing with the balance of $125,000.00 paid pursuant to the following terms of a secured promissory note ("Note") from CG: Five payments of $25,000.00 each, payable on the tenth day of the beginning of each calendar quarter beginning October 10, 2002, with the final payment being due and payable on October 10, 2003. The secured promissory note shall bear 0% interest, however, there will be a 10% late fee for all payments made after the due date. The Note shall be secured by CG's interest in the shares of Classic. A stock pledge release schedule shall be used to reduce the stock pledged by each party as a result of payments made to Seller. At the point that the Note has been reduced by $75,000 the Seller shall release 25% of the stock under the pledge agreement. Further, upon the reduction of the original Note by $100,000, the Seller shall release an additional 24% of the stock under the pledge agreement. Finally, upon the final payment of the Note to the Seller the remaining stock under the Stock Pledge agreement shall be released to CG. There shall be a default provision in the Stock Pledge agreement whereby the Seller shall be required to provide written notice of default on the Note to CG, whereby, CG shall have the right to cure the default (with applicable late fees) within 30 days of the written notice in order to stay the exercise of the stock pledge rights of the Seller. The note may be prepaid at any time by CG at its sole discretion without any prepayment penalties.



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3. Closing will be scheduled to be effective as of the close of business on May
31, 2002. The parties agree that the Closing may be accomplished by signatures of counterparts of the closing documents with Talley & Darden, P.C. to conduct the Closing.

4. Seller will obtain any consents that may be necessary for Seller to close this transaction. The Classic stock being sold pursuant to this Agreement constitutes all of the issued and unissued shares of Classic. Seller warrants that there are no outstanding subscriptions, options, or other agreements obligating Seller to issue additional shares or any other securities of any class. As of the date hereof and as of the date of Closing, Seller warrants that, as far as it is aware, Classic has no liabilities, absolute or contingent, except those liabilities incurred in the normal course of business as recorded on the books and records of CG, and there is no litigation, proceeding, judgment, order or decree pending, or, to the knowledge of the Seller, threatened against Classic, or to which Seller is a party, by any person, firm, corporation, or association, or by or before any public body, agency, or authority, which has or may have a materially adverse effect on the financial condition of Classic. The sale of the shares hereunder shall not absolve Seller or Purchaser of any liability arising from any violation of law with regard to Classic. Seller has good and marketable title to all of the stock of Classic, with the absolute right to sell, assign, and transfer the same to the Purchaser free and clear of all liens, pledges, security interests, or encumbrances and without any breach of any agreement to which they are party or parties. From the date hereof until the Closing, Seller shall not, except as contemplated hereby, sell, assign, transfer or dispose of any shares of the Stock or create, assume or permit to exist any lien, security interest, pledge, agreement, claim, charge, option or encumbrance of any nature whatsoever of any shares of the Stock. The seller is expressly absolved from any litigation pursuant to the finalizing of any agreement between Classic Golf Management and DeKalb County, Georgia.

5. Seller will execute an affidavit stating to the best of Seller's knowledge the assets of Classic are not subject to any mortgages, security interests, liens, encumbrances or are in any way restricted, except any encumbrances as recorded on the books and records of CG. Seller shall transfer all Classic stock to Purchaser, warranting that said stock is are free of any such encumbrances, except any encumbrances as recorded on the books and records of CG. The Purchaser shall furnish to the Seller a representation that the Purchaser is acquiring the share of Classic for its own account for investment and not with a view to the resale or distribution thereof, that it understands the nature and effect of such representation, and that it will not sell or transfer any of the shares so acquired by it unless (i) a registration statement under the Securities Act of 1993 ("Act") shall be in effect with respect thereto, or (ii) it shall have received written notice from the Securities Exchange Commission that such sale or transfer may be made without registration under said Act, or
(iii) it has received an opinion from counsel satisfactory to the Seller, that registration under such Act is not required.



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6. This Agreement constitutes the entire agreement between the parties and supersedes any prior written or oral understandings, agreements, or conditions. No change, modification, amendment, or addition will be valid unless it is in writing and signed by the party against whom enforcement of any change, modification, amendment, or addition is assigned. The terms of this Agreement will survive the transfer of the Stock to CG. All covenants, agreements, representations and warranties set forth in this Agreement are binding on and inure to the benefit of the successors and assigns of the parties. The parties cannot assign this Agreement or any of their rights under this Agreement except by operation of law to their personal representatives or heirs in the event of their death, incapacity, or dissolution, as the case may be, in which case this Agreement and all of the parties' obligations and benefits will be binding on and inure to the benefit of the parties' personal representatives, heirs and successors. It shall be governed by and interpreted under the laws of Georgia. Any action arising from the terms of this agreement or the breach thereof, shall be brought in Cobb County Georgia. The agreement shall be binding, as set forth above, upon the successors, assigns, or merger successors of the parties. If either party initiates an action relating to a breach of this agreement, then the losing party in that action shall be responsible for all of the prevailing party's reasonable legal fees and costs, in addition to any other damages that may be awarded to the prevailing party.
7. Except as otherwise set forth herein, whether or not the transaction contemplated by this Agreement is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the individual party incurring such costs or expenses, and none of such costs or expenses shall be incurred or paid by the Corporation. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or transmitted by telex as follows:

         (a) If to CEC:
                 Attn: Charles E. Packard
                 1500 West Balboa Blvd., Suite 201
                 Newport Beach, CA 92663

         (b) If to CG:
                 Cherokee Golf LLC

         or to such other address as the Person to whom notice is given may have previously furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          At any time prior to the Closing Date, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or on any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions contained herein to the extent permitted by law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

            The parties hereto agree that irreparable damage would occur in the event any provision of this agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

8. The closing shall be conditioned upon the following: (a) Seller shall not have, since the date of this Agreement, and with regard to Classic (i) issued or sold any shares, bonds, or other corporate securities, or given options or rights to purchase or otherwise acquire such shares, bonds, or corporate securities, (ii) incurred any obligation or liability, absolute or contingent, except current liabilities and obligations incurred in the ordinary course of business, (iii) discharged or paid any obligation or liability, absolute or contingent, other than current liabilities and obligations


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incurred in the ordinary course of business, (iv) made any payment or distribution to its shareholders or purchased or redeemed any of its shares, (v) mortgaged, pledged, created a security interest in, or subjected to lien or other encumbrance any of its assets, tangible intangible, except in the ordinary course of business (vi) sold or transferred any of its tangible assets, or cancelled any debts or claims, except in the ordinary course of business, (vii) sold, assigned, or transferred any intangible assets, or (viii) entered into any transaction other than in the ordinary course of business.

         (b)The representations and warranties of the respective parties, and the contents of any certificates furnished on their behalf, shall be true and correct.

         (c) Milton Abell and Thomas Quinn shall contemporaneously convey to Seller 200,000 shares of stock of Seller CEC.

         (d) Payment of the initial cash payment to Seller of $100,000.00

         (e) All indebtedness from CEC and all intercompany loans shall be forgiven by Milton Abell and Tom Quinn.

         (f) CG represents that it will not transfer, or hypothecate any assets being acquired without CEC's written consent or until the secured promissory is fully repaid except in the ordinary course of business. It is understood the Golf Shop inventory is excluded in the normal course of business from this clause.

         (g) Transfer of funds at Closing shall occur upon receipt by Talley & Darden, P.C. ("Escrow Agent") of fully executed Stock Purchase Agreement, and negotiated and transferred shares of Classic Golf Management, Inc. and Classic Golf Shops, Inc. from CEC to CG.


         So agreed this _ day of ______, 2002.

         PURCHASER:

         CHEROKEE GOLF LLC

         By:___________________________
                  Its

         Attest:_________________________
                  Its

         SELLER:

         CEC Properties, Inc

         By:___________________________
                  Its

         Attest:_________________________
                   Its